Income Taxes (Details) - Schedule of Deferred Income Taxes Reflect the Net Tax Effects ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Deferred tax assets:
Intra-group transaction	¥ 35,151	$ 5,096	¥ 24,540
Total deferred tax assets	35,151	5,096	24,540
Less: valuation allowance	(35,151)	(5,096)	(24,540)
Deferred tax assets, net